Fees Summary	Dec. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,032,342.74
Previously Paid Amount	0
Total Fee Amount	8,014.27
Total Offset Amount	0
Net Fee	$ 8,014.27